GUARANTEES	12 Months Ended
Dec. 31, 2012
Guarantees [Abstract]
GUARANTEES
20.	GUARANTEES

The Company has entered into two agreements, which meet the definition of a guarantee. Under the terms of the agreements, the Company has agreed to be legally bound to pay the obligation. The Company’s maximum obligation under the first agreement is $325 and maximum obligation under the second agreement is $1,179. The obligations expire once the Company satisfies the conditions of the original agreement. To offset these arrangements the Company entered into a reciprocal arrangement with a financial institution to cover the amount of the obligation, should the need arise. The financial institution, involved in the reciprocal arrangement did not require any of the Company’s assets to be pledged as collateral. The Company has not recorded a liability in the year-end statements related to the original arrangements.

The Company periodically enters into agreements that include limited intellectual property indemnifications that are customary in the industry. These guarantees generally require the Company to indemnify the other party for certain damages and costs incurred as a result of third party intellectual property claims arising from these transactions. The nature of the intellectual property indemnification obligations prevents the Company from making a reasonable estimate of the maximum potential amount it could be required to pay to its customers and suppliers. The Company has not made any indemnification payments under such agreements and no amount has been accrued in the accompanying consolidated financial statements with respect to these indemnification obligations.